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                                  EXHIBIT 23.2


                        CONSENT OF DELOITTE & TOUCHE LLP

We consent to the incorporation by reference in this Current Report of JTS Corporation on Form 8-K of our report dated March 1, 1996 (April 8, 1996 as to
Note 16) relating to the financial statements of Atari Corporation for the year ended December 31, 1995 appearing in Registration Statement No. 333-06643 of JTS Corporation.


/s/ DELOITTE & TOUCHE LLP

San Jose, California
August 14, 1996












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